Exhibit 10.21

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of July 18, 2013 by and between American Homes 4 Rent, a Maryland real estate investment trust (the “Company”), and American Homes 4 Rent, LLC, a Delaware limited liability company (“AH LLC”).

WHEREAS, the Company and AH LLC entered into that certain Registration Rights Agreement dated as of June 10, 2013 (the “Original Agreement”). The Original Agreement as amended by this Amendment shall be referred to as the “Agreement”; and

WHEREAS, in connection with the purchase of Class A Common Shares from the Company by AH LLC in a private transaction to close at the time of closing of the initial public offering of the Class A Common Shares (the “AH LLC Private Placement”), the parties hereto desire to amend the Original Agreement as set forth herein to provide for the registration of any Class A Common Shares beneficially owned by AH LLC at any time during the term of the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Capitalized Terms. Except as otherwise expressly provided in this Amendment, all capitalized terms used herein shall have the meanings as set forth in the Original Agreement.

2. Replacement Definition of Registrable Securities. The definition of “Registrable Securities” in the Original Agreement is hereby deleted in its entirety and replaced with the following:

“Registrable Securities” means Class A Common Shares, which may consist of any combination of (a) any Class A Common Shares that are beneficially owned by AH LLC during the term of this Agreement, (b) the Conversion Shares, (c) the Redemption Shares, and (d) any Class A Common Shares issued or issuable to a Holder with respect to the Conversion Shares or Redemption Shares by way of share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement covering such securities has been declared effective by the SEC and such securities have been disposed of pursuant to such effective Registration Statement, (ii) if in the event the Company is subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act, the date on which such securities have been transferred pursuant to Rule 144 (or any similar provision then in effect) or are freely saleable, without condition pursuant to Rule 144, including any current public information requirements, (iii) such securities are otherwise transferred and such securities may be resold without subsequent registration under the Securities Act, or (iv) such securities shall have ceased to be outstanding.

3. Ratification. Except as expressly set forth above and except that all provisions in the Original Agreement which are inconsistent with the foregoing are hereby amended so as to be consistent with the foregoing, the Company and AH LLC hereby ratify and affirm the Agreement in all respects.

4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In order to expedite the amendment contemplated herein, telecopied or emailed (i.e., PDF) signatures may be used in place of original signatures on this Amendment or any document delivered pursuant hereto. The parties intend to be bound by the signatures on the telecopied or emailed document and are aware that the other parties will rely on the telecopied or emailed signatures, and hereby waive any defenses to the enforcement of the terms of this Amendment based on such telecopied or emailed signature.

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IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered in its name and on its behalf as of the date first written above.

AMERICAN HOMES 4 RENT

By:	/s/ Matthew J. Hart
Name:	Matthew J. Hart
Title:	Chairman of the Special Committee of the Board of Trustees

AMERICAN HOMES 4 RENT, LLC

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:	Manager

[Signature Page – Amendment to Registration Rights Agreement]